UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):    November 12, 2015

ANDALAY SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2721 Shattuck Avenue, #305
Berkeley, CA 94705
(Address of principal executive offices)

(408) 402-9400
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2015, Edward Bernstein, former director of Andalay Solar, Inc. (the “Company”), was appointed to serve as the Chief Executive Officer, President and interim Chief Financial Officer, effective November 21, 2015, upon the resignation of Steven Chan as Chief Executive Officer, President, interim Chief Financial Officer and director, effective on November 20, 2015.

In connection with his appointment as Chief Executive Officer, President and interim Chief Financial Officer, Mr. Bernstein is expected to receive an annual base salary of $250,000 and is eligible for discretionary performance bonus payments as well as stock compensation related incentives. We also intend to provide Mr. Bernstein with a “Sale of the Company Bonus” where he will be entitled to receive an agreed upon percentage of any sale proceeds should our Company or substantially all of its assets be sold. In connection with his appointment as Chief Executive Officer, President and interim Chief Financial Officer, Mr. Bernstein and the Company intend to execute an employment agreement similar to the form that was executed with Mr. Chan, which upon execution, the Company will file as a Current Report on Form 8-K.

Mr. Bernstein was not selected as Chief Executive Officer, President, interim Chief Financial Officer and director pursuant to any arrangement or understanding with any other person, and does not have any reportable transactions under Item 404(a) of Regulation S-K other than as disclosed herein regarding his compensation arrangements. Mr. Bernstein, age 64, was a director of the Company from 2010 until June 2015. Most recently, he had served as director and Chief Executive Officer of ACDGO Software, Ltd., a private image technology company from December 2014 to November 2015. From 2008 to 2011, he was Chief Executive Officer and director of Propell Technologies Group, Inc. and is also co-founder of Creekside LLC, a private technology consulting company. From April 2002 to October 2006, Mr. Bernstein served as Chief Executive Officer and co-founder of PhotoTLC, Inc. Mr. Bernstein also co-founded Palladium Interactive, Inc., and was an officer of Broderbund Software, Inc., and The Software Toolworks, Inc.

On November 17, 2015, the Company issued a press release regarding the appointment of Mr. Bernstein as Chief Executive Officer, President, interim Chief Financial Officer and director. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Andalay Solar, Inc., dated November 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2015

ANDALAY SOLAR, INC.

By: /s/ Steven Chan
    Name: Steven Chan
    Title:  Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Andalay Solar, Inc., dated November 17, 2015